American Beacon Apollo Total Return Fund

Supplement dated

April 9, 2020

to the

Prospectus and Statement of Additional Information dated October 28, 2019, each as may have been previously amended or supplemented:

On April 9, 2020, American Beacon Apollo Total Return Fund (the “Fund”), American Beacon Advisors, Inc. (the “Manager”), and Apollo Credit Management, LLC (the “Sub-Advisor”) entered into an agreement to waive a portion of the Sub-Advisor’s sub-advisory fees, effective April 9, 2020. This agreement is in addition to the fee waiver and/or expense reimbursement agreement entered into by the Manager and the Fund. Accordingly, effective April 9, 2020, the following changes are made to the Prospectus and Statement of Additional Information (“SAI”):

I.	On page 19 of the Prospectus, the “Summary of Fund Expenses” section is deleted and replaced with the following:

Shareholder Transaction Expenses (fees paid directly from your investment)

Share Class	Y Class	T Class
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None	3.00%
Repurchase Fee on Shares Repurchased (as a percentage of amount repurchased)	None	None

Annual Fund Operating Expenses (as a percentage of net assets attributable to the Shares)[1]
Share Class	Y Class	T Class
Management Fees[2]	1.44%	1.44%
Interest Payments on Borrowed Funds[3]	0.41%	0.41%
Distribution (12b-1) Fees[4]	0.00%	0.75%
Service Fees[5,6]	0.15%	0.00%
Other Expenses[5]	1.45%	1.45%
Acquired Fund Fees and Expenses[5]	0.01%	0.01%
Total Annual Fund Operating Expenses	3.46%	4.06%
Fee Waivers and/or expense reimbursement[7]	(1.37%)	(1.37%)
Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursement	2.09%	2.69%

1. The figures in this table are based on the assumption that the Fund raises additional proceeds resulting in average net assets of $35,000,000 and that the Fund borrows for investment purposes an amount equal to 11.11% of the Fund’s net assets attributable to the Shares during that period. If the Fund raises more or less than this amount, or uses higher or lower levels of borrowing, these figures would differ. The figures in the table assume that the Fund has borrowed for investment purposes because it is possible that the Fund may commence borrowing for investment purposes prior to its current expectations. To date, the Fund has not borrowed for investment purposes but maintains the intent to use leverage. At any time that the Fund does not have any leverage outstanding, its net expenses would be lower than what is reflected in the table. Assuming that the estimated Other Expenses and contractual fee waiver and/or expense reimbursement arrangements set forth above and explained in footnotes 5 and 7 below do not change or are the same, in situations in which the Fund has no leverage outstanding, the annual fund operating expenses would be as follows. With respect to Y Class Shares, Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursement would be 1.56% as a percentage of net assets attributable to the Y Class Shares. This would be comprised of: Management Fees of 1.30%; Interest Payments on Borrowed Funds of 0.00%; Distribution (12b-1) Fees of 0.00%; Service Fees of 0.15%; Other Expenses of 1.45%; and Acquired Fund Fees and Expenses of 0.01%, totaling Total Annual Fund Operating Expenses of 2.91%, minus the Fee Waivers and/or expense reimbursement of 1.35%, resulting in Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursement of 1.56%. With respect to T Class Shares, Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursement would be 2.16% as a percentage of net assets attributable to the T Class Shares. This would be comprised of: Management Fees of 1.30%; Interest Payments on Borrowed Funds of 0.00%; Distribution (12b-1) Fees of 0.75%; Service Fees of 0.00%; Other Expenses of 1.45%; and Acquired Fund Fees and Expenses of 0.01%, totaling Total Annual Fund Operating Expenses of 3.51%, minus the Fee Waivers and/or expense reimbursement of 1.35%, resulting in Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursement of 2.16%.

2. The Management Fees are calculated and accrued daily at the annual rate of 1.30% of the Fund’s average daily managed assets during such period, of which 0.40% is the management fee paid to the Manager and 0.90% is the sub-advisory fee paid to the Sub-Advisor. “Managed assets” means the total assets of the Fund (which include assets attributable to the proceeds of leverage) minus accrued liabilities (other than liabilities attributable to such leverage). For purposes of calculating managed assets, the liquidation preference of any preferred shares outstanding is not considered a liability. In addition, for purposes of calculating managed assets, the Fund’s derivative investments are valued based on their market value. For the purposes of this fee table, Management Fees are calculated based on an assumption that the Fund borrows for investment purposes an amount equal to 11.11% of the Fund’s net assets attributable to the Shares during such period. The Management Fees estimate in the table is greater than 1.30% because it is computed as a percentage of the Fund’s net assets attributable to the Shares for presentation therein. If the Fund were to borrow money in excess of this amount, then the Management Fees in relation to its net assets attributable to the Shares would be higher than the estimate presented in the table. See “Management of the Fund” for more information.

3. Interest Payments on Borrowed Funds are based on estimated levels of borrowing and estimated interest rates for the current fiscal year. The amount shown in the table above is based on the assumption that the Fund borrows for investment purposes an amount equal to 11.11% of the Fund’s net assets attributable to the Shares during such period, and that the annual effective interest rate is 3.70% (which includes estimated market interest rates for such financings under current market conditions plus certain related fees and expenses). If the Fund were to use higher levels of borrowing or pay higher interest rates, interest payments on borrowed funds as a percentage of net assets would be higher. The Fund’s ability to incur leverage during the next twelve months depends, in large part, on the amount of money the Fund is able to raise through the sale of Shares, market conditions and other factors. See “Investment Objective, Strategies, and Risks — Leverage” for more information.

4. The Trust has adopted a Distribution Plan (as defined below) for its T Class Shares that allows the T Class Shares to pay distribution and other fees for the sale of Fund Shares and for other services provided to Shareholders. Although the Fund is not an open-end management investment company, it has undertaken to comply with the terms of Rule 12b-1 under the Investment Company Act, which regulates the manner in which an open-end management investment company may directly or indirectly bear the expenses of distributing its shares, as a condition of an exemptive order under the Investment Company Act that permits it to, among other things, offer multiple classes of Shares and pay distribution fees. See “Distribution and Service Plans” for more information.

5. Other Expenses, Service Fees and Acquired Fund Fees and Expenses are based on estimated expenses for the current fiscal year.

6. The Fund has adopted a Service Plan (as defined below) for its Y Class Shares for certain activities or expenses primarily intended to result in or relate to the servicing of Y Class Shares, which authorizes payment of up to 0.25% on an annualized basis of the average daily net assets attributable to the Y Class Shares, payable monthly in arrears. See “Distribution and Service Plans” for more information.

7. The Manager has contractually agreed to waive fees and/or reimburse expenses of the Fund’s Y Class Shares and T Class Shares through October 31, 2021 to the extent that operating expenses exceed 0.25% of average daily net assets for the Y Class and 1.00% of average daily net assets for the T Class (excluding Management Fees, Service Fees, taxes, interest including interest on borrowings, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short and the Fund’s use of leverage, litigation, and other extraordinary expenses). The Sub-Advisor has contractually agreed to waive a portion of its management fee equal to 0.15% of the Fund’s managed assets through October 31, 2021. The contractual expense reimbursement and fee waiver by the Manager and the contractual fee waiver by the Sub-Advisor can be changed or terminated only in the discretion and with the approval of a majority of the independent Trustees. The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of the Fund. The Manager (but not the Sub-Advisor) can recoup any amounts waived or reimbursed pursuant to any contractual or voluntary fee waivers or expense reimbursements if such recoupment (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the operating expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment. See “Management of the Fund — Management Agreement and Investment Sub-Advisory Agreement” for more information.

The foregoing table is intended to help you understand the fees and expenses you may pay, directly or indirectly, if you buy and hold Shares of the Fund. More information is available from your financial professional. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes across all closed-end funds managed by American Beacon (as defined herein) that operate as “interval funds” (as defined herein) on an aggregated basis. More information about these and other discounts is available from your financial professional and in “About Your Investment — Choosing Your Share Class” on page 59 of the Prospectus and “Additional Purchase and Sale Information for T Class Shares” on page 36 of the Statement of Additional Information (“SAI”).

Example

The following Example is intended to help you understand the various costs and expenses that you, as a shareholder of the Fund (“Shareholder”), would bear directly or indirectly. The Example assumes that you invest $1,000 in the Fund for the time periods indicated. Because there are no fees charged to you by the Fund associated with repurchases of your Shares, the costs assessed on you by the Fund would be the same whether you hold your Shares or tender your Shares for repurchase at the end of the time periods indicated. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested at NAV per share, and that the Fund’s operating expenses (as described above) remain the same, except that this example reflects the Manager’s fee waiver/expense reimbursement arrangement for each class of Shares and the Sub-Advisor’s fee waiver arrangement through October 31, 2021. The Example should not be considered a representation of the Fund’s future expenses, and your actual costs may be higher or lower than those shown. Based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Y	$21	$82	$152	$339
T	$56	$127	$206	$411

II.	On page 25 of the Prospectus, the “Investment Objective, Strategies, and Risks – Leverage – Effects of Leverage” section is deleted and replaced with the following:

Effects of Leverage. Assuming that leverage represents approximately 10% of the Fund’s total assets (or 11.11% of the Fund’s net assets) and that the Fund bears expenses relating to that leverage at an annual effective interest rate of 3.70% (which represents estimated market interest rates for such financings under current market conditions plus certain related fees and expenses), the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such interest costs would be approximately 0.37%. These figures are merely estimates based on current market conditions and are used for illustration purposes only. Actual expenses associated with leverage used by the Fund may vary frequently and may be significantly higher or lower than the interest rate expenses used for the example above.

The following table is furnished pursuant to SEC disclosure requirements. It is designed to illustrate the effects of leverage on corresponding Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further assumes that the Fund utilizes borrowings representing approximately 10% of the Fund’s total assets and a projected annual effective interest rate of 3.70%, as discussed above. Your actual returns may be greater or less than those appearing below.

Assumed Return on Portfolio (Net of Expenses)	(10%)	(5%)	0%	5%	10%
Corresponding Share Total Return	(11.52%)	(5.97%)	(0.41%)	5.14%	10.70%

Corresponding Share Total Return in the table above is composed of two elements—the distributions paid by the Fund to the Shareholders (the amount of which is largely determined by the net investment income of the Fund after paying interest expenses on the Fund’s leverage as described above) and gains or losses on the value of the securities the Fund owns. This table reflects the hypothetical performance of the Fund’s portfolio and not the actual performance of the Shares, the value of which will be determined by market forces and other factors and the returns of which may be greater or less than those appearing in the above table.

Please see “Risk Considerations—Leverage Risk” and “Risk Considerations—Segregation Risk” for additional information regarding leverage and related risks.

III.	On pages 57-58 of the Prospectus, in the “Management of the Fund – Investment Management and Sub-Advisory Fees” section, the seventh and eighth paragraphs are deleted and replaced with the following:

The Manager has contractually agreed to waive fees and/or reimburse expenses of the following share classes to the extent that Total Annual Fund Operating Expenses exceed a percentage of that class’ average daily net assets (excluding Management Fees, Service Fees, taxes, interest including interest on borrowings, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short and the Fund’s use of leverage, litigation, and other extraordinary expenses) through October 31, 2021.

Contractual Expense Limitations
Fund	Y Class	T Class
American Beacon Apollo Total Return Fund	0.25%	1.00%

In addition, the Sub-Advisor has contractually agreed to waive a portion of its management fee equal to 0.15% of the Fund’s average daily managed assets through October 31, 2021.

The Manager’s contractual expense reimbursement and fee waiver and the Sub-Advisor’s contractual fee waiver can be changed or terminated only in the discretion and with the approval of a majority of the independent Trustees. The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of the Fund. The Manager (but not the Sub-Advisor) can recoup any amounts waived or reimbursed pursuant to any contractual or voluntary fee waivers or expense reimbursements if such recoupment (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the operating expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment. Please refer to the “Summary of Fund Expenses” section for additional information.

IV.	On page 31 of the SAI, in the “Investment Management, Administrative, Securities Lending, Distribution, and Other Services – The Sub-Advisor” section, the following is added as the third paragraph:

Apollo has contractually agreed to waive a portion of its sub-advisory fees equal to 0.15% of average daily managed assets. The contractual fee waiver by Apollo can be changed or terminated only in the discretion and with the approval of a majority of the independent Trustees.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE